TEXAS CAPITAL FUNDS TRUST

Texas Capital Texas Equity Index ETF

TICKER: TXS

(the “Fund”)

Supplement dated December 13, 2023 to

the Fund’s Prospectus and Statement of Additional Information (“SAI”)
dated July 7, 2023, as supplemented to date

This Supplement contains new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus or SAI.

Effective immediately, Carlos Pena has been added as a portfolio manager of the Fund.

The paragraph in the Prospectus under “Portfolio Managers” in the section “INVESTMENT ADVISER AND PORTFOLIO MANAGERS” is deleted and replaced with the following:

Portfolio Managers: The Fund’s portfolio will be jointly managed by J. Steven Orr, Chief Investment Officer for Texas Capital Bank Private Wealth Advisors, and Carlos Pena.

The paragraphs in the Prospectus under “Portfolio Manager” in the section “FUND MANAGEMENT” are deleted and replaced with the following:

Portfolio Managers

The Fund’s portfolio will be jointly managed by J. Steven Orr, the Adviser’s Chief Investment Officer, and Carlos Pena. In that role, Messrs. Orr and Pena are jointly responsible for the strategy, construction, and performance of client portfolios and trusts.

J. Steven Orr

With over 30 years of portfolio management experience, Steven joined Texas Capital Bank in 2013 from Communities Foundation of Texas, where he had managed investments and helped raise the Foundation’s performance to among the highest in their peer groups of universities and foundations. Prior to his work at Communities Foundation, he successfully ran insurance and arbitrage portfolios for Associates First Capital totaling $4 billion, as well as mutual fund bond and insurance and portfolios at Caterpillar, Inc. Steven earned his Bachelor of Arts in Economics and a minor and Math from the University of Texas at Austin, a Masters in Business from Texas State, and a Juris Doctorate from St. Mary's School of Law. He is an attorney and a CFA® and CMT® Charter holder.

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Carlos Pena

Carlos Pena is Vice President, Portfolio Manager in the ETF & Funds Management group at Texas Capital. He is responsible for the implementation and management of Texas Capital’s ETF and mutual funds. Carlos joined Texas Capital in August 2023, bringing to his role more than 11 years of experience in financial services and investment management. Previously, he served as a portfolio strategist at State Farm where he was a member of the State Farm Investment Management team and responsible for establishing the firm’s investment management infrastructure and the construction of model portfolios using both passive and active strategies. Prior, Carlos served as a fixed income portfolio manager at Wells Fargo where he was responsible for $900 million in customized actively managed SMA portfolios across taxable and tax-exempt strategies. He has also held roles at JPMorgan Corporate & Investment Bank and United Capital. Carlos earned a Bachelor of Business Administration in finance and international business at the University of North Texas. He holds the Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership interests in the Fund.

The first paragraph in the Prospectus in the section “DIVIDENDS, DISTRIBUTIONS, AND TAXES – Dividends and Distributions” is deleted and replaced with the following:

Dividends and Distributions

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and to distribute all of its net investment income, if any, to shareholders as dividends on a quarterly basis. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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The following chart is added in the SAI in the section “PORTFOLIO MANAGERS”:

The following information is applicable to Portfolio Manager Carlos Pena.

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

 *Information as of November 30, 2023

As of November 30, 2023, Mr. Pena did not have any equity ownership in the Fund.

The paragraph in the SAI under “Portfolio Manager Compensation” in the section “PORTFOLIO MANAGER” is deleted and replaced with the following:

Portfolio Manager Compensation

J. Steven Orr and Carlos Pena are employees of the Adviser. Their compensation is based on an analysis of comparable market salaries and includes a salary, target bonus based on role/seniority level at the firm and a benefits package.

For further information, please contact the Fund toll-free at (844) TCB-ETFs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.